										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Revenues (4)
	Q1	Q2	Q3	Q4	FY
2017	28,300	28,100	21,941	26,437	104,778
2018	31,200

	Operating Profit (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2017	9,806	9,512	6,989	6,507	32,814
2018	9,721

	Interest (Income) Expense (4)
	Q1	Q2	Q3	Q4	FY
2017	863	799	960	596	3,218
2018	533

	Other (Income) Expense (4)
	Q1	Q2	Q3	Q4	FY
2017	124	141	73	156	494
2018	208

	Income (Loss) Before Taxes (4)						Effective income tax rate from continuing operations (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	8,819	8,572	5,956	5,755	29,102	2017	6.8%	15.6%	44.1%	n.m.	2.2%
2018	8,980					2018	9.0%

	Income (Loss) from Continuing Operations (4)
	Q1	Q2	Q3	Q4	FY
2017	8,220	7,232	3,331	9,680	28,463
2018	8,176

	Discontinued Operations, Net of Taxes (4)
	Q1	Q2	Q3	Q4	FY
2017	(3,242)	(444)	5,067	493	1,874
2018	—

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2017	4,978	6,788	8,398	10,173	30,337
2018	8,176

	Depreciation, depletion and amortization expense (4)
	Q1	Q2	Q3	Q4	FY
2017	3,180	3,243	3,157	3,187	12,767
2018	3,397

	Capital Expenditures (4)
	Q1	Q2	Q3	Q4	FY
2017	3,425	2,275	3,511	6,493	15,704
2018	2,452

	Net cash provided by (used for) operating activities from continuing operations (4)
	Q1	Q2	Q3	Q4	FY
2017	(18,158)	35,144	17,832	14,187	49,005
2018	(8,029)

NACCO Industries, Inc. - Consolidated
(in thousands, except percentage data)

	Net cash provided by (used for) investing activities from continuing operations (4)
	Q1	Q2	Q3	Q4	FY
2017	(2,616)	(1,014)	(2,674)	(4,356)	(10,660)
2018	(2,088)

	Cash flow before financing activities from continuing operations (1) (4)
	Q1	Q2	Q3	Q4	FY
2017	(20,774)	34,130	15,158	9,831	38,345
2018	(10,117)

	Net cash provided by (used for) financing activities from continuing operations (4)
	Q1	Q2	Q3	Q4	FY
2017	4,202	(29,513)	21,427	(2,169)	(6,053)
2018	(8,080)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2017	1,827	1,863	1,862	1,130	6,682
2018	1,144

	Total debt (2) (4)
	Q1	Q2	Q3	Q4	FY
2017	99,070	69,130	58,741	58,146	58,146
2018	50,768

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2017	224,526	230,960	207,063	219,448	219,448	2017	15.2%	16.6%	20.5%	13.8%	13.8%
2018	224,882					2018	15.1%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)
On September 29, 2017, the Company spun-off Hamilton Beach Brands Holding Company ("HBBHC", ticker symbol HBB), a former wholly owned subsidiary. The financial position, results of operations and cash flows of HBBHC are reflected as discontinued operations for 2017.

The North American Coal Corporation
(in thousands, except percentage data, tons of coal delivered and limerock yards delivered)

	Tons of coal delivered - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2017	9.2	7.5	9.4	8.7	34.8
2018	8.5

	Tons of coal delivered - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2017	0.7	0.7	0.5	0.5	2.4
2018	0.7

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2017	7.8	7.9	6.4	7.9	30.0
2018	9.3

	Revenues
	Q1	Q2	Q3	Q4	FY
2017	28,300	28,100	21,941	26,437	104,778
2018	31,200

	Gross Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2017	4,592	4,644	2,530	5,432	17,198
2018	5,477

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2017	14,955	13,475	16,197	16,734	61,361
2018	15,555

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2017	8,221	7,243	9,802	13,616	38,882
2018	9,750

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2017	11,326	10,876	8,925	8,550	39,677
2018	11,282

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2017	873	801	965	598	3,237
2018	572

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2017	(184)	(180)	(202)	(225)	(791)
2018	(208)

The North American Coal Corporation
(in thousands, except percentage data, tons of coal delivered and limerock yards delivered)

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2017	10,637	10,255	8,162	8,177	37,231
2018	10,918

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2017	3,088	3,151	3,066	3,139	12,444
2018	3,375

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2017	3,421	2,276	3,502	6,493	15,692
2018	2,410

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2017	(11,361)	28,695	18,538	12,764	48,636
2018	2,468

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2017	(2,632)	(1,035)	(2,685)	(5,210)	(11,562)
2018	(2,067)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2017	(13,993)	27,660	15,853	7,554	37,074
2018	401

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2017	3,029	(27,650)	(15,711)	(1,039)	(41,371)
2018	(6,936)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2017	—	—	4,000	—	4,000
2018	—

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2017	99,070	69,130	58,741	58,146	58,146
2018	50,768

The North American Coal Corporation
(in thousands, except percentage data, tons of coal sold and limerock yards delivered)

	Equity
	Q1	Q2	Q3	Q4	FY
2017	115,161	123,741	129,815	141,174	141,174
2018	148,954

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

NACCO and Other
(in thousands, except percentage data)

	Income (Loss) Before Taxes (1)
	Q1	Q2	Q3	Q4	FY
2017	(1,818)	(1,683)	(2,206)	(2,422)	(8,129)
2018	(1,938)

(1)
On September 29, 2017, the Company spun-off Hamilton Beach Brands Holding Company ("HBBHC", ticker symbol HBB), a former wholly owned subsidiary. The financial position, results of operations and cash flows of HBBHC are reflected as discontinued operations for 2017.